UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 24, 2019

Date of Report (date of earliest event reported)

TransEnterix, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-19437	11-2962080
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

635 Davis Drive, Suite 300

Morrisville, North Carolina

(Address of principal executive offices)

919-765-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2019, at the Annual Meeting of Stockholders for 2019 (the “Annual Meeting”), the stockholders of TransEnterix, Inc. (the “Company”) voted to approve, among other things, the Company’s Amended and Restated Incentive Compensation Plan (the “Plan”) to increase the number of shares reserved for issuance under the Plan by 12,000,000 shares and to make other changes. The vote for approval of the amended and restated Plan is set forth below under Item 5.07 and incorporated herein by reference.

The amended and restated Plan is attached to this Current Report on Form 8-K and incorporated by reference into this Item.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 24, 2019, the Company held its Annual Meeting for 2019. At the Annual Meeting, the total number of shares represented in person or by proxy was 185,511,321 of the 217,040,675 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the record date, March 1, 2019. The following matters were voted upon at the Annual Meeting:

1.    Election of Directors. The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Stockholders in 2020 or until their successors are elected and qualified. The votes cast were as follows:

Director Nominee	For	Vote Withheld
Paul A. LaViolette	80,076,478	5,020,615
Todd M. Pope	82,634,529	2,462,564
Andrea Biffi	82,039,192	3,057,901
Jane H. Hsiao	61,622,800	23,474,293
William N. Kelley	81,418,583	3,678,510
Aftab R. Kherani	80,344,000	4,753,093
David B. Milne	81,350,255	3,746,838
Richard C. Pfenniger, Jr.	73,124,202	11,972,891
William N. Starling	78,944,957	6,152,136

2.    Say on Pay. The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers for 2018, as described in the proxy statement for the Annual Meeting in accordance with Regulation S-K, Item 402. The stockholder vote was as follows:

61,291,989 Votes	FOR the resolution
20,284,379 Votes	AGAINST the resolution
3,520,725 Votes	ABSTAIN

3.    Amendment and Restatement of the Incentive Compensation Plan. The stockholders voted to approve the amendment and restatement of the Plan to increase the number of shares reserved for issuance under the Plan by 12,000,000 shares and to make other changes. The stockholder vote was as follows:

62,679,605 Votes	FOR the resolution
21,646,071 Votes	AGAINST the resolution
771,417 Votes	ABSTAIN

4.    Ratification of Independent Public Accounting Firm for 2019. The stockholders voted to ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2019. The stockholder vote was as follows:

170,384,904 Votes	FOR the resolution
9,352,545 Votes	AGAINST the resolution
5,773,872 Votes	ABSTAIN

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	TransEnterix, Inc. Amended and Restated Incentive Compensation Plan.

*	A management contract, compensatory plan or arrangement required to be separately identified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSENTERIX, INC.

Date: April 26, 2019	/s/ Joseph P. Slattery
Joseph P. Slattery
Executive Vice President and Chief Financial Officer

3